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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 1, 2006


                                 Belden CDT Inc.
                                 ---------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


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
           Delaware                          001-12561                         36-3601505
           --------                          ---------                         ----------
(State or other jurisdiction of      (Commission File Number)       (IRS Employer Identification No.)
        incorporation)
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                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement.
SIGNATURES

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         ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective January 1, 2006, (i) Belden CDT Inc.'s (the "Company's") matching contributions in the Belden CDT Inc. Retirement Savings Plan (the "Plan") will be made in cash and will therefore no longer be in Company common stock; (ii) all cash matching contributions will be invested in the same manner (i.e., the same fund percentages) as employee directed pre-tax payroll contributions; and (iii) participants will be unable to transfer funds into the Belden CDT Inc. Stock Fund. At the end of 2006, the Company plans to eliminate the ability to invest in Company stock. Participants will have the ability to dispose of their shares of Company stock over the year.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      BELDEN CDT INC.


Date: January 5, 2006                                 By: /s/Kevin L. Bloomfield
                                                          Kevin L. Bloomfield


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